EXHIBIT 99.2

Investor Presentation

(Based upon First Quarter 2007 results)

May 7, 2007

www.j2global.com

  Future operating results

  Subscriber growth and retention

  Results of eFax price change

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “Financial Guidance.” These forward-looking statements are based on management’s current expectations or beliefs as of May 7, 2007 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of May 7, 2007 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage; worse than expected results of eFax price change

Higher than expected tax rates or exposure to additional tax liability

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Inability to maintain existing or enter into new supplier and marketing relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 03/12/07 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Messaging as a Service

Core j2 Global Assets

11.3 million Subscribed Telephone Numbers (DIDs)

Global Advanced Messaging Network

>2,800 cities in 40 countries on 5 continents

16.9MM + unique DIDs worldwide in inventory

Patented Technology

A portfolio of 50 issued patents, and numerous pending U.S. and foreign patent applications

Licensing programs designed to monetize the portfolio

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong Financial Position

11 consecutive years of Revenue growth

5 consecutive years of positive and growing Operating Earnings

$210.3MM of cash & investments to fund growth (as of 03/31/07)

Repurchased 400,000 shares of common stock in Q1 for $10.2 million

Nominal amount of debt

Subscriber Acquisition

Individuals

Targeted marketing (search, online media and radio)

Sold primarily through: www.eFax.com, www.j2.com, www.onebox.com and
www.evoice.com

Use of proprietary Life Cycle Management

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses (SMBs)

Sold through: www.eFaxCorporate.com, supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced email, spam & virus protection and archiving

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Enterprise (SMEs)/Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Designed for > 150 DID accounts

Paid Subscription Drivers

Six Drivers for Paid DID Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness driven by demand-generation programs and “word of mouth”

Search engine discovery

Accounts for ~ 50% monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct SME/Enterprise/Government

Through the outside Corporate Sales team

Direct marketing spend for paid subscribers

Targeted marketing program across various media

International marketing programs

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Service Roadmap

Voice Services

Voice Services Time has Come

             Natural Extension of DID-based Business Services

SMB/SOHO Market (j2 sweet spot)

Cross sell opportunities

Product bundles

ARPU & Gross Margins Similar to Core Service Offerings

Personal Number even more Valuable than Fax (“Sticky”)

Additional Lines are a Growth Driver

Software as a Service is THE Preferred Solution for SOHO/SMB

Well Positioned to Exploit Convergence of Fax, Voice, and email

Voice Service Brands

Voice Mail Delivered via eMail

Free and paid

Multiple methods of retrieval

PBX via SaaS (Virtual Phone System)

Basic Feature Set for SOHO/SMB

Fax, Voice and eMail

Find Me/Follow Me Features

Receptionist (Feature Rich Version of eVR)

Receptionist Service Lines

Value Proposition

PBX via SaaS

     Use standard phones, no PBX hardware

     Supports PSTN and VoIP

Compelling ROI

    Professional/large scale image

    Low cost

Location independent – Ideal for remote, virtual and mobile workforce

eVoice Receptionist - Keep it Simple

$29.95 (3 extensions, basic features)

Onebox Receptionist- Feature Rich

$49.95 (4 extensions, advanced features)

$79.95 (10 extensions, advanced features)

Financial Highlights

Q1 2007 Non-GAAP Financial Results

Revenues

$54.1 MM

Gross Profit/Margin

$43.3 MM

80.0%

Operating Profit/Margin

$23.6 MM

43.5%

Non-GAAP EPS(1)

$0.35 Per Share

Margin

(1) Excludes SFAS 123(R) non-cash compensation expense, net of tax benefit, of $0.02 per diluted share. Based on an effective annual tax rate of 30% and 50.9 million fully diluted shares outstanding.

Modified Margin Trends by Year

Operating margins for 2004 to 2006 are based on Modified earnings. 2006 and Q1 2007 excludes SFAS 123(R) non-cash compensation, net of tax benefit. See slides 20 and 21 for reconciliations to the nearest GAAP financial measure.

Financial Guidance

(1)   Excludes SFAS 123(R) non-cash compensation, net of tax benefit. Assumes an effective annual tax rate of approximately
30% and 50.9 million fully diluted shares outstanding.

$0.35 - $0.36

$53.4 - $54.8

Q2

2007

$1.35 - $1.45

Non-GAAP EPS (1)

$217 - $229

Revenues (MM)

Fiscal Year

2007

Supplemental Information

Metrics

2007

Q1

Q2

Q3

Q4

Total

Q1

Q2

Q3

Q4

Total

Q1

Q2

Q3

Q4

Total

Q1

Fixed Subscriber Revenues

$16,021

$17,750

$19,122

$20,823

$73,716

$22,773

$23,756

$25,229

$26,963

$98,721

$28,537

$29,855

$32,179

$36,013

$126,586

$37,765

Variable Subscriber Revenues

6,041

7,314

7,863

8,226

29,444

8,502

10,323

11,258

10,901

40,985

12,025

12,816

12,312

11,433

48,585

12,528

   Subscriber Revenues

$22,062

$25,063

$26,985

$29,050

$103,160

$31,275

$34,079

$36,487

$37,864

139,706

$40,562

$42,671

$44,491

$47,447

175,171

$50,293

Other Revenues

880

768

786

749

3,183

949

806

1,202

1,279

4,235

1,456

1,595

1,400

1,457

5,908

3,849

      Total Revenues

$22,942

$25,831

$27,771

$29,799

$106,343

$32,224

$34,885

$37,689

$39,143

143,941

$42,018

$44,266

$45,891

$48,904

181,079

$54,141

DID Based Revenues

$21,664

$24,057

$25,994

$27,937

$99,652

$30,186

$33,009

$34,760

$36,063

$134,018

$38,718

$40,683

$42,832

$45,650

$167,882

$48,130

Non-DID Revenues

1,278

1,774

1,777

1,862

6,691

2,038

1,876

2,929

3,080

9,923

3,300

3,583

3,059

3,254

13,197

6,011

Total Revenues

$22,942

$25,831

$27,771

$29,799

$106,343

$32,224

$34,885

$37,689

$39,143

143,941

$42,018

$44,266

$45,891

$48,904

181,079

$54,141

Subscriber Revenue/Total Revenues

96.2%

97.0%

97.2%

97.5%

97.0%

97.1%

97.7%

96.8%

96.7%

97.1%

96.5%

96.4%

96.9%

97.0%

96.7%

92.9%

DID Based/Total Revenues

94.4%

93.1%

93.6%

93.8%

93.7%

93.7%

94.6%

92.2%

92.1%

93.1%

92.1%

91.9%

93.3%

93.3%

92.7%

88.9%

%

Fixed

Subscriber Revenues

72.6%

70.8%

70.9%

71.7%

71.5%

72.8%

69.7%

69.1%

71.2%

70.7%

70.4%

70.0%

72.3%

75.9%

72.3%

75.1%

%

Variable

Subscriber Revenues

27.4%

29.2%

29.1%

28.3%

28.5%

27.2%

30.3%

30.9%

28.8%

29.3%

29.6%

30.0%

27.7%

24.1%

27.7%

24.9%

Paid DIDs

(1) (2) (3)

434,616

469,328

515,162

553,949

598,490

641,720

691,096

740,120

788,130

836,576

887,801

906,652

930,273

Average Monthly Revenue/DID

$16.68

$17.22

$16.95

$16.87

$16.85

$17.21

$16.89

$16.36

$16.39

$16.15

$15.98

$16.45

$16.96

Cancel Rate

(4)

2.9%

2.5%

2.5%

2.7%

2.9%

2.5%

2.6%

2.4%

2.5%

2.6%

2.7%

2.9%

3.0%

Free DIDs

5,843,167

6,873,083

7,106,249

8,180,452

8,448,517

8,653,386

9,549,886

10,423,723

10,225,974

10,537,817

10,619,571

10,322,922

10,355,815

Average Monthly Revenue/DID

$0.05

$0.04

$0.04

$0.04

$0.04

$0.04

$0.03

$0.03

$0.04

$0.04

$0.05

$0.04

$0.05

Total DID Inventory (MM)

8.6

9.5

11.3

11.9

12.7

13.6

14.2

14.6

15.2

15.2

16.2

16.4

16.9

Cities Covered

1,300

1,350

1,400

1,500

1,500

1,500

2,005

2,021

1,814

1,814

2,330

2,727

2,884

Countries Covered

20

20

20

22

23

25

26

26

29

32

35

37

40

Cash/Funds Available for Growth

(millions)

$67.4

$74.2

$83.9

$93.8

$98.5

$108.6

$131.6

$144.5

$162.3

$174.9

$171.0

$191.6

$210.3

Free Cash Flow

(5)

(millions)

$9.9

$11.6

$11.9

$10.9

$44.3

$11.3

$13.8

$13.5

$16.8

$55.4

$18.5

$11.0

$12.4

$23.9

$65.8

$26.1

(1)

For Q3 2006, the DIDs reflect net changes related to anticipated unprovisioned Corporate DIDs.

(2)

For Q4 2006, the DIDs reflect net changes related to anticipated unprovisioned Corporate DIDs and the adjustments associated with a database upgrade.

(3)

For Q3 2006, Q4 2006, and Q1 2007, the Send 2 Fax DIDs reflect a reserve for the net impact of product migration and a price increase.

(4)

Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDS related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

(5)

Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.

2004

2005

2006

(1) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

Q1 '05

Q2 '05

Q3 '05

Q4 '05

Q1 '06

Q2 '06

Q3 '06

Q4 '06

Q1 '07

Net cash provided by operating activities

$13.762

$15.227

$15.951

$19.405

$19.245

$14.250

$13.607

$25.903

$26.659

Purchases of property & equipment

(2.473)

(1.420)

(2.433)

(2.602)

(0.757)

(3.288)

(1.181)

(1.973)

(0.529)

Free Cash Flow

(1)

$11.289

$13.807

$13.518

$16.803

$18.488

$10.962

$12.426

$23.930

$26.130

GAAP Reconciliation

(1) Stock-based compensation and charges for payroll tax and employee compensation liabilities associated with inadvertent measurement date errors in prior stock option grants are as follows: Cost of revenues is
$182K, Sales and Marketing is $278K, R&D is $173K, and G&A is $1,097K.

(2) Income tax expense is adjusted for the net impact of item 1 above.

20

j2 GLOBAL COMMUNICATIONS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP

Reported

Entries

Non-GAAP

Revenues

Subscriber

50,293

$

-

$

50,293

$

Other

3,848

0

3,848

Total revenues

54,141

0

54,141

Cost of revenues

(1)

10,990

(182)

10,808

Gross profit

43,151

182

43,333

Operating expenses:

Sales and marketing

(1)

8,780

(278)

8,502

Research, development and engineering

(1)

2,713

(173)

2,540

General and administrative

(1)

9,825

(1,097)

8,728

Total operating expenses

21,318

(1,548)

19,770

Operating earnings

21,833

1,730

23,563

Other income and expenses:

Interest and other income, net

1,725

0

1,725

Total other income and expenses:

1,725

0

1,725

Earnings before income taxes

23,558

1,730

25,288

Income tax expense

(2)

7,119

464

7,583

Net earnings

16,439

$

1,266

$

17,705

$

Basic net earnings per share

0.34

$

0.36

$

Diluted net earnings per share

0.32

$

0.35

$

Basic weighted average shares outstanding

48,822,735

48,822,735

Diluted weighted average shares outstanding

50,680,093

50,905,135

THREE MONTHS ENDED MARCH 31,2007

GAAP Reconciliation

(1)             Stock-based compensation and charges for payroll tax and employee compensation liabilities associated with inadvertent measurement date errors in prior stock option grants are as follows: 2006
                  Adjustments - Cost of revenues is $571K, Sales and Marketing is $1,236K, R&D is $759K, and G&A is $4,998K, 2005 Adjustments - Cost of revenues is $113K, Sales and Marketing is $149K, R&D is $265K,
                  and G&A is $819K, 2004 Adjustments - Cost of revenues is $49K, Sales and Marketing is $91K, R&D is $84K and G&A is $461K.

(2)              2006 G&A also includes adjustments of$2.9M pre-tax ($1.7M after-tax) for stock option investigation and $1.3M pre-tax ($0.8M after-tax) for G&A costs related to enhancement of internal controls relating to global tax structure.

(3)               2006 Other Income and Expense includes and adjustment for $30K related to payroll tax and employee compensation liabilities associated with stock option investigation.  2005 Other Income excludes gains from sale of investment of $9,808K.

(4)              Income tax expense is adjusted for the net impact of items 1, 2 and 3 above.

21

j2 GLOBAL COMMUNICATIONS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP

Non-GAAP

Non-GAAP

Reported

Entries

Non-GAAP

Reported

Entries

Non-GAAP

Reported

Entries

Non-GAAP

Revenues

Subscriber

175,171

$

-

$

175,171

$

139,706

$

-

$

139,706

$

103,160

$

-

$

103,160

$

Other

5,908

0

5,908

4,235

0

4,235

3,183

0

3,183

Total revenues

181,079

0

181,079

143,941

0

143,941

106,343

0

106,343

Cost of revenues

(1)

36,723

(571)

36,152

29,844

(113)

29,731

21,018

(49)

20,969

Gross profit

144,356

571

144,927

114,097

113

114,210

85,325

49

85,374

Operating expenses:

Sales and marketing

(1)

30,792

(1,236)

29,556

23,025

(149)

22,876

18,591

(91)

18,500

Research, development and engineering

(1)

8,773

(759)

8,014

7,134

(265)

6,869

5,333

(84)

5,249

General and administrative

(1) (2)

38,754

(9,136)

29,618

23,464

(819)

22,645

16,049

(461)

15,588

Total operating expenses

78,319

(11,131)

67,188

53,623

(1,233)

52,390

39,973

(636)

39,337

Operating earnings

66,037

11,702

77,739

60,474

1,346

61,820

45,352

685

46,037

Other income and expenses:

Interest and other income, net

(3)

7,195

30

7,225

13,148

(9,808)

3,340

1,183

0

1,183

Total other income and expenses:

7,195

30

7,225

13,148

(9,808)

3,340

1,183

0

1,183

Earnings before income taxes

73,232

11,732

84,964

73,622

(8,462)

65,160

46,535

685

47,220

Income tax expense

(2)

Income tax expense

(4)

20,101

3,994

24,095

23,004

(3,409)

19,595

15,919

209

16,128

Net earnings

53,131

$

7,738

$

60,869

$

50,618

$

(5,053)

$

45,565

$

30,616

$

476

$

31,092

$

Basic net earnings per share

1.08

$

1.24

$

1.05

$

0.94

$

0.66

$

0.67

$

Diluted net earnings per share

1.04

$

1.19

$

0.99

$

0.89

$

0.61

$

0.62

$

Basic weighted average shares outstanding

49,209,129

49,209,129

48,224,818

48,224,818

46,625,488

46,625,488

Diluted weighted average shares outstanding

51,048,995

51,330,932

51,171,794

51,261,185

49,828,208

49,828,208

TWELVE MONTHS ENDED

DECEMBER 31,2004

TWELVE MONTHS ENDED

DECEMBER 31,2005

TWELVE MONTHS ENDED

DECEMBER 31,2006

®